                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                        Date of Report: October 22, 2001

                              Medix Resources, Inc.
             (Exact name of registrant as specified in its charter)

        Colorado                        0-24768                  84-1123311
(State or other jurisdiction        (Commission               (IRS Employer
    of incorporation)                File Number)           Identification No.)

        305 Madison Avenue, Suite 2033, New York, NY         10165
          (Address of principal executive offices)        (Zip Code)

       Registrant's telephone number, including area code: (212) 697-2509

          (Former name or former address, if changes since last report)

Item 5. Other Events.
                  Press release announcing Strategic Alliance with Merck-Medco.

Exhibits

             Exhibit 99.1 - Copy of press release

                                         SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                MEDIX RESOURCES, INC.

Date: October 22, 2001                          By: Gary L. Smith
                                                    Executive Vice President and
                                                    Chief Financial Officer